SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 16, 1997




                      CNL AMERICAN PROPERTIES FUND, INC.
              (Exact Name of Registrant as Specified in Charter)



            Florida                    333-15411              59-3239115
 (State or other jurisdiction   (Commission File Number)    (IRS Employer
       of incorporation)                                 Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574










ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, CNL American Properties Fund, Inc. (the "Company") registered for sale an aggregate of $165,000,000 of shares of common stock (the "Shares") (16,500,000 Shares at $10 per Share). The Company completed its offering (the "Initial Offering") on February 6, 1997, upon receiving aggregate subscription proceeds of $150,591,765 (15,059,177 Shares) from 7,724 stockholders, including $591,765
(59,177 Shares) issued pursuant to the Company's reinvestment plan. Following the completion of its Initial Offering, the Company commenced an offering of up to 27,500,000 Shares (the "Subsequent Offering"). As of May 7, 1997, the Company had received aggregate subscription proceeds of $44,093,060 (4,409,306 Shares) including $269,438 (26,944 Shares) issued pursuant to the Reinvestment Plan, from 2,127 stockholders in connection with the Subsequent Offering.

         As stated in the registration statement of the Company, including the Prospectus which constitutes a part thereof, as amended, the proceeds of the Initial and Subsequent Offerings will be used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to creditworthy operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

         ACQUISITION OF PROPERTIES

         Between April 3, 1997 and May 7, 1997, the Company acquired 19 Properties, including 17 Properties consisting of land and building, one Property consisting of building only and one Property consisting of land only, with the aggregate proceeds of the Initial Offering and the Subsequent Offering. These Properties are 11 Boston Market Properties (one in each of Arvada, Colorado; Liberty, Missouri; Indianapolis, Indiana; San Antonio, Texas; Vacaville, California; Lansing Michigan; and Baltimore, Gambrills, Jessup, Riverdale, and Waldorf, Maryland), one Black-eyed Pea Property (in Scottsdale, Arizona), two Jack in the Box Properties (one in each of Enumclaw, Washington, and Bacliff, Texas), two Einstein Bros. Bagels Properties (one in each of Dearborn, Michigan, and Springfield, Virginia), one Shoney's Property (in Guadalupe, Arizona), one Pizza Hut Property (in Dover, Ohio) and one Golden Corral Property (in Jacksonville, Florida).

         In connection with the purchase of the 11 Boston Market Properties, the two Einstein Bros. Bagels Properties, the two Jack in the Box Properties, the Shoney's Property, and the Golden Corral Property, which are land and building, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed or renovated, the Company has entered into development and indemnification and put agreements with the lessees.

         The purchase price for the Shoney's Property in Guadalupe, Arizona, includes a development fee of $49,500 to an affiliate of the advisor for services provided in connection with the development of the Property. The Company considers development fees, to the extent that they are paid to affiliates, to be acquisition fees. Such development fees must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions, subject to a determination that such transactions are fair and reasonable to the Company and on terms and conditions not less favorable to the


                                      -1-







Company than those available from unaffiliated third parties and not less favorable than those available from the advisor or its affiliates in transactions with unaffiliated third parties.

         In connection with the Black-eyed Pea Property in Scottsdale, Arizona, which is building only, the Company, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The lease is on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. In addition, the Company has entered into a landlord estoppel agreement with the landlord of the land and a collateral assignment of the ground lease with the lessee in order to provide the Company with certain rights with respect to the land on which the building is located.

         In connection with the Pizza Hut Property in Dover, Ohio, which is land only, the Company acquired the land and is leasing this parcel to the lessee, Castle Hill Holdings VII, L.L.C. ("Castle Hill"), along with eight Pizza Hut Properties previously acquired, pursuant to a master lease agreement (the "Master Lease Agreement"). Castle Hill has subleased the Pizza Hut Property in Dover, Ohio, along with the eight Pizza Hut Properties previously acquired, to one of its affiliates, Midland Food Services III, L.L.C., which is the operator of the restaurants. The Master Lease Agreement is on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments and sales and use taxes. If the lessee does not exercise its option to purchase the Properties upon termination of the Master Lease Agreement, the sublessee and lessee will surrender possession of the Properties to the Company, together with any improvements on such Properties. The lessee owns the buildings located on the Pizza Hut Property in Dover, Ohio, along with the eight Pizza Hut Properties previously acquired. In addition, the Company provided mortgage financing of $4,200,000 to the lessee, pursuant to a Mortgage Loan evidenced by a master mortgage note (the "Master Mortgage Note") which is collateralized by the building improvements on the Pizza Hut Property in Dover, Ohio, the eight Pizza Hut Properties previously acquired, and two additional Pizza Hut Properties in Wintersville, Ohio, and Weirton, West Virginia, which will not be owned by the Company. The Master Mortgage Note bears interest at a rate of 10.50% per annum and principal and interest are due in equal monthly installments over 20 years starting May 1, 1997. The Master Mortgage Note equals approximately 88 percent of the appraised value of the related buildings. Management believes that, due to the fact that the Company owns the underlying land relating to the Pizza Hut Property in Dover, Ohio, and the eight Pizza Hut Properties previously acquired, and due to other underwriting criteria, the Company has sufficient collateral for the Master Mortgage Note.

         The following table sets forth the location of the 19 Properties, including 17 Properties consisting of land and building, one Property consisting of building only and one Property consisting of land only, acquired by the Company, from April 3, 1997 through May 7, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.



                                      -2-





                                            PROPERTY ACQUISITIONS
                                   From April 3, 1997 through May 7, 1997
                                                       Lease Expira-
Property Location and          Purchase      Date        tion and          Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------        ------------  ---------  ---------------  ---------------    ---------------   -----------
BOSTON MARKET                $629,435      04/16/97   04/2012; five    10.38% of Total    for each lease    at any time
(the "Arvada Property")      (excluding               five-year        Cost (4);          year after the    after the
Restaurant to be             development              renewal options  increases by 10%   fifth lease       fifth lease
constructed                  costs) (3)                                after the fifth    year, (i) 4% of   year
                                                                       lease year and     annual gross
The Arvada Property is                                                 after every five   sales minus (ii)
located on the northwest                                               years thereafter   the minimum
quadrant of West 55th                                                  during the lease   annual rent for
Avenue and the Wadsworth                                               term               such lease year
Bypass, in Arvada,
Jefferson County, Colorado,
in an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Arvada
Property include an
Applebee's, a Ruby Tuesday,
an IHOP, a Fazoli's, a
McDonald's, and several
local restaurants.

BOSTON MARKET                $456,801      04/16/97   04/2012; five    10.38% of Total    for each lease    at any time
(the "Liberty Property")     (excluding               five-year        Cost (4);          year after the    after the
Restaurant to be             development              renewal options  increases by 10%   fifth lease       fifth lease
constructed                  costs) (3)                                after the fifth    year, (i) 5% of   year
                                                                       lease year and     annual gross
The Liberty Property is                                                after every five   sales minus (ii)
located at the southeast                                               years thereafter   the minimum
corner of the intersection                                             during the lease   annual rent for
of North Highway 291 and                                               term               such lease year
Landmark Avenue, in
Liberty, Clay County,
Missouri, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Liberty
Property include a
Ponderosa, a KFC, a
Perkins, and a Pizza Hut.



                                                     -3-





                                                       Lease Expira-
Property Location and          Purchase      Date        tion and          Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------        ------------  ---------  ---------------  ---------------    ---------------   -----------
EINSTEIN BROS. BAGELS (10)   $422,512      04/16/97   04/2012; five    10.38% of Total    for each lease    at any time
(the "Dearborn Property")    (excluding               five-year        Cost (4);          year after the    after the
Restaurant to be             development              renewal options  increases by 10%   fifth lease       fifth lease
constructed                  costs) (3)                                after the fifth    year, (i) 4% of   year
                                                                       lease year and     annual gross
The Dearborn Property is                                               after every five   sales minus (ii)
located on the southeast                                               years thereafter   the minimum
corner of Telegraph Road                                               during the lease   annual rent for
and Sheridan Road, in                                                  term               such lease year
Dearborn, Wayne County,
Michigan, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Dearborn
Property include a Boston
Market, a Subway Sandwich
Shop, and several local
restaurants.

JACK IN THE BOX (11)         $843,431      04/16/97   04/2015; four    $86,452 (6);       for each lease    at any time
(the "Enumclaw Property")    (3)(6)                   five-year        increases by 8%    year, (i) 5% of   after the
Restaurant to be renovated                            renewal options  after the fifth    annual gross      seventh lease
                                                                       lease year and     sales minus (ii)  year
The Enumclaw Property is                                               after every five   the minimum
located at the northwest                                               years thereafter   annual rent for
corner of the intersection                                             during the lease   such lease year
of Griffin Avenue and Cedar                                            term               (5)
Street, in Enumclaw, King
County, Washington, in an
area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Enumclaw
Property include a Subway
Sandwich Shop, a Burger
King, a McDonald's, a Pizza
Hut, and a local
restaurant.


                                                     -4-






                                                       Lease Expira-
Property Location and          Purchase      Date        tion and          Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------        ------------  ---------  ---------------  ---------------    ---------------   -----------
SHONEY'S                     $679,095      04/16/97   04/2017; two     11% of Total Cost  for each lease    at any time
(the "Guadalupe Property")   (excluding               five-year        (4); increases by  year, (i) 6% of   after the
Restaurant to be             development              renewal options  10% after the      annual gross      seventh lease
constructed                  costs) (3)                                fifth lease year   sales minus (ii)  year
                                                                       and after every    the minimum
The Guadalupe Property is                                              five years         annual rent for
located within the                                                     thereafter during  such lease year
southeast quadrant of                                                  the lease term
Interstate 10 and Baseline
Road, in Guadalupe,
Maricopa County, Arizona,
in an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Guadalupe
Property include a Denny's,
a Taco Bell, a KFC, a Jack
in the Box, a Waffle House,
and several local
restaurants.

BLACK-EYED PEA (7)           $769,863      04/17/97   02/2011          $105,450 (6);      None              at any time
(the "Scottsdale Property")  (3)(6)                                    increases to                         after the
Restaurant to be renovated                                             $107,511 during                      fifth lease
                                                                       the eleventh                         year
The Scottsdale Property is                                             through
located within the                                                     fourteenth lease
southeast quadrant of                                                  years
Indian Bend Road and Pima
Road, in Scottsdale,
Maricopa County, Arizona,
in an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Scottsdale
Property include a KFC, a
Denny's, an Arby's, a Taco
Bell, a McDonald's, and a
local restaurant.



                                                     -5-








                                                       Lease Expira-
Property Location and          Purchase      Date        tion and          Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------        ------------  ---------  ---------------  ---------------    ---------------   -----------
PIZZA HUT (8)(9)             $224,378      04/17/97   03/2017; two     $23,560;           None              at any time
(the "Dover Property")                                ten-year         increases by 10%                     after the
Land only                                             renewal options  after the fifth                      seventh lease
                                                                       and tenth lease                      year
The Dover Property is                                                  years and 12%
located on the west side of                                            after the
Boulevard Street, in Dover,                                            fifteenth lease
Tuscarawas County, Ohio, in                                            year
an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Dover
Property include a Taco
Bell, a Long John Silver's,
a Friendly's, and several
local restaurants.

JACK IN THE BOX (11)         $1,049,420    04/29/97   04/2015; four    $107,566 (6);      for each lease    at any time
(the "Bacliff Property")     (3)(6)                   five-year        increases by 8%    year, (i) 5% of   after the
Restaurant to be                                      renewal options  after the fifth    annual gross      seventh lease
constructed                                                            lease year and     sales minus (ii)  year
                                                                       after every five   the minimum
The Bacliff Property is                                                years thereafter   annual rent for
located on the southeast                                               during the lease   such lease year
corner of Texas State                                                  term               (5)
Highway 146 and FM 646, in
Bacliff, Galveston County,
Texas, in an area of mixed
commercial and residential
development.




                                                     -6-









                                                       Lease Expira-
Property Location and          Purchase      Date        tion and          Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------        ------------  ---------  ---------------  ---------------    ---------------   -----------
BOSTON MARKET (12)           $860,790      04/29/97   04/2012; five    10.38% of Total    for each lease    at any time
(the "Indianapolis           (excluding               five-year        Cost (4);          year after the    after the
Property")                   development              renewal options  increases by 10%   fifth lease       fifth lease
Restaurant to be             costs) (3)                                after the fifth    year, (i) 4% of   year
constructed                                                            lease year and     annual gross
                                                                       after every five   sales minus (ii)
The Indianapolis Property                                              years thereafter   the minimum
is located on the west side                                            during the lease   annual rent for
of U.S. 31 South, in                                                   term               such lease year
Indianapolis, Marion
County, Indiana, in an area
of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the
Indianapolis Property
include a McDonald's, a
Steak N Shake, a Wendy's,
and several local
restaurants.

BOSTON MARKET                $469,369      04/30/97   04/2012; five    10.38% of Total    for each lease    at any time
(the "San Antonio            (excluding               five-year        Cost (4);          year after the    after the
Property")                   development              renewal options  increases by 10%   fifth lease       fifth lease
Restaurant to be             costs) (3)                                after the fifth    year, (i) 4% of   year
constructed                                                            lease year and     annual gross
                                                                       after every five   sales minus (ii)
The San Antonio Property is                                            years thereafter   the minimum
located at the northwest                                               during the lease   annual rent for
corner of Tezel Road and                                               term               such lease year
Camino Rosa, in San
Antonio, Bexar County,
Texas, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located
in proximity to the San
Antonio Property include a
Burger King, a Taco Bell,
and several local
restaurants.


                                                     -7-







                                                       Lease Expira-
Property Location and          Purchase      Date        tion and          Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------        ------------  ---------  ---------------  ---------------    ---------------   -----------
BOSTON MARKET (12)           $970,269      05/06/97   05/2012; five    10.38% of Total    for each lease    at any time
(the "Baltimore Property")   (including               five-year        Cost (4);          year after the    after the
Restaurant to be             development              renewal options  increases by 10%   fifth lease       fifth lease
constructed                  costs) (3)                                after the fifth    year, (i) 4% of   year
                                                                       lease year and     annual gross
The Baltimore Property is                                              after every five   sales minus (ii)
located on the south side                                              years thereafter   the minimum
of Security Boulevard and                                              during the lease   annual rent for
the north side of Whitehead                                            term               such lease year
Court, in Baltimore,
Baltimore County, Maryland,
in an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Baltimore
Property include a Wendy's,
a Red Lobster, a Burger
King, two McDonald's, an
IHOP, a Bennigan's, and
several local restaurants.

BOSTON MARKET (12)           $854,895      05/06/97   05/2012; five    10.38% of Total    for each lease    at any time
(the "Gambrills Property")   (excluding               five-year        Cost (4);          year after the    after the
Restaurant to be             development              renewal options  increases by 10%   fifth lease       fifth lease
constructed                  costs) (3)                                after the fifth    year, (i) 4% of   year
                                                                       lease year and     annual gross
The Gambrills Property is                                              after every five   sales minus (ii)
located on the south side                                              years thereafter   the minimum
of Maryland Route 3, south                                             during the lease   annual rent for
of its intersection with                                               term               such lease year
Waugh Chapel Road, in
Gambrills, Anne Arundel
County, Maryland, in an
area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Gambrills
Property include a Wendy's,
a Taco Bell, a Popeyes, a
Pizza Hut, a KFC, and a
McDonald's.


                                                     -8-







                                                       Lease Expira-
Property Location and          Purchase      Date        tion and          Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------        ------------  ---------  ---------------  ---------------    ---------------   -----------
BOSTON MARKET (12)           $909,041      05/06/97   05/2012; five    10.38% of Total    for each lease    at any time
(the "Jessup Property")      (excluding               five-year        Cost (4);          year after the    after the
Restaurant to be             development              renewal options  increases by 10%   fifth lease       fifth lease
constructed                  costs) (3)                                after the fifth    year, (i) 4% of   year
                                                                       lease year and     annual gross
The Jessup Property is                                                 after every five   sales minus (ii)
located on the southeast                                               years thereafter   the minimum
quadrant of U.S. Route 1                                               during the lease   annual rent for
and Assateague Drive, in                                               term               such lease year
Jessup, Howard County,
Maryland, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Jessup
Property include a Burger
King, a Subway Sandwich
Shop, and several local
restaurants.

BOSTON MARKET                $451,618      05/06/97   05/2012; five    10.38% of Total    for each lease    at any time
(the "Lansing Property")     (excluding               five-year        Cost (4);          year after the    after the
Restaurant to be             development              renewal options  increases by 10%   fifth lease       fifth lease
constructed                  costs) (3)                                after the fifth    year, (i) 5% of   year
                                                                       lease year and     annual gross
The Lansing Property is                                                after every five   sales minus (ii)
located on the northeast                                               years thereafter   the minimum
side of Cedar Street, north                                            during the lease   annual rent for
of the intersection of                                                 term               such lease year
American Road and Cedar
Street, in Lansing, Ingham
County, Michigan, in an
area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Lansing
Property include a Denny's,
a KFC, a Long John
Silver's, a Wendy's, a Bob
Evans, and several local
restaurants.




                                                     -9-








                                                       Lease Expira-
Property Location and          Purchase      Date        tion and          Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------        ------------  ---------  ---------------  ---------------    ---------------   -----------
BOSTON MARKET (12)           $629,929      05/06/97   05/2012; five    10.38% of Total    for each lease    at any time
(the "Riverdale Property")   (excluding               five-year        Cost (4);          year after the    after the
Restaurant to be             development              renewal options  increases by 10%   fifth lease       fifth lease
constructed                  costs) (3)                                after the fifth    year, (i) 4% of   year
                                                                       lease year and     annual gross
The Riverdale Property is                                              after every five   sales minus (ii)
located within the                                                     years thereafter   the minimum
southeast corner of the                                                during the lease   annual rent for
intersection formed by                                                 term               such lease year
Kenilworth Avenue and
Patterson Road, in
Riverdale, Prince George's
County, Maryland, in an
area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Riverdale
Property include a Wendy's,
a McDonald's, and an IHOP.

BOSTON MARKET                $711,882      05/06/97   05/2012; five    10.38% of Total    for each lease    at any time
(the "Vacaville Property")   (excluding               five-year        Cost (4);          year after the    after the
Restaurant to be             development              renewal options  increases by 10%   fifth lease       fifth lease
constructed                  costs) (3)                                after the fifth    year, (i) 4% of   year
                                                                       lease year and     annual gross
The Vacaville Property is                                              after every five   sales minus (ii)
located on the southeast                                               years thereafter   the minimum
corner of Nut Tree Parkway                                             during the lease   annual rent for
and Helen Power Drive, in                                              term               such lease year
Vacaville, Solana County,
California, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Vacaville
Property include an
Applebee's and several
local restaurants.


                                                    -10-







                                                       Lease Expira-
Property Location and          Purchase      Date        tion and          Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------        ------------  ---------  ---------------  ---------------    ---------------   -----------
BOSTON MARKET (12)           $961,255      05/06/97   05/2012; five    10.38% of Total    for each lease    at any time
(the "Waldorf Property")     (excluding               five-year        Cost (4);          year after the    after the
Restaurant to be             development              renewal options  increases by 10%   fifth lease       fifth lease
constructed                  costs) (3)                                after the fifth    year, (i) 4% of   year
                                                                       lease year and     annual gross
The Waldorf Property is                                                after every five   sales minus (ii)
located on the northwest                                               years thereafter   the minimum
corner of Crain Highway and                                            during the lease   annual rent for
Plaza Drive, in Waldorf,                                               term               such lease year
Charles County, Maryland,
in an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Waldorf
Property include a
Shoney's, a Red Lobster, a
McDonald's, a Pizzeria Uno,
an Olive Garden, a Kenny
Rogers Roasters, a Taco
Bell, a Burger King, a
Checkers, and several local
restaurants.

EINSTEIN BROS. BAGELS (10)   $601,677      05/06/97   05/2012; five    10.38% of Total    for each lease    at any time
(the "Springfield            (excluding               five-year        Cost (4);          year after the    after the
Property")                   development              renewal options  increases by 10%   fifth lease       fifth lease
Restaurant to be             costs) (3)                                after the fifth    year, (i) 4% of   year
constructed                                                            lease year and     annual gross
                                                                       after every five   sales minus (ii)
The Springfield Property is                                            years thereafter   the minimum
located at the southeast                                               during the lease   annual rent for
quadrant of the                                                        term               such lease year
intersection formed by Old
Keene Mill Road and Rolling
Road, in Springfield,
Fairfax County, Virginia,
in an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the
Springfield Property
include two McDonald's and
several local restaurants.


                                                    -11-







                                                       Lease Expira-
Property Location and          Purchase      Date        tion and          Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------        ------------  ---------  ---------------  ---------------    ---------------   -----------
GOLDEN CORRAL                $561,270      05/06/97   05/2012; four    10.75% of Total    for each lease    during the
(the "Jacksonville           (excluding               five-year        Cost (4)           year, 5% of the   first through
Property")                   development              renewal options                     amount by which   seventh lease
Restaurant to be             costs) (3)                                                   annual gross      years and the
constructed                                                                               sales exceed      tenth through
                                                                                          $2,893,405 (5)    fifteenth
The Jacksonville Property                                                                                   lease years
is located on the southwest                                                                                 only
corner of Merrill Road and
Jane Street, in
Jacksonville, Duval County,
Florida, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the
Jacksonville Property
include a Burger King, a
Hardee's, a Ryan's Family
Steak House, and several
local restaurants.


                                                    -12-







FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

      Property                 Federal Tax Basis
      --------                 -----------------

      Arvada Property               $667,000
      Liberty Property               357,000
      Dearborn Property              266,000
      Enumclaw Property              764,000
      Guadalupe Property             905,000
      Scottsdale Property            810,000
      Bacliff Property               691,000
      Indianapolis Property          883,000
      San Antonio Property           336,000
      Baltimore Property             471,000
      Gambrills Property             471,000
      Jessup Property                435,000
      Lansing Property               651,000
      Riverdale Property             474,000
      Vacaville Property             805,000
      Waldorf Property               455,000
      Springfield Property            34,000
      Jacksonville Property        1,105,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Liberty, Dearborn, San Antonio, Indianapolis, Baltimore, Gambrills, Jessup, Lansing, Riverdale, Vacaville, Waldorf and Springfield Properties, minimum annual rent will become due and payable on the date the tenant receives from the landlord its final funding of the construction costs. For the Arvada Property, minimum annual rent for the remainder of 1997 and 1998 shall be prepaid on the date the tenant receives from the landlord its final funding of the construction costs. For the Guadalupe Property, minimum annual rent will become due and payable on the earlier of (i) 210 days after execution of the lease,
      (ii) the date the certificate of occupancy for the restaurant is issued,
      (iii) the date the restaurant opens for business to the public, or (iv) the date the tenant receives from the landlord its final funding of the construction costs. For the Jacksonville Property, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, or (iii) the date the restaurant opens for business to the public. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Arvada, Liberty, Dearborn, San Antonio, Indianapolis, Baltimore, Gambrills, Jessup, Lansing, Riverdale, Vacaville, Waldorf, Springfield and Jacksonville Properties, as described above, interim rent equal to a specified rate per annum (ranging from 10% to 10.38%) of the amount funded by the Company in connection with the purchase and construction of the Properties shall accrue and be payable in a single lump sum at the time of final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Guadalupe Property, as described above, the tenant shall pay monthly "interim rent" equal to 11 percent per annum of the amount funded by the Company in connection with the purchase and construction of the Property.

(3) The development agreements for the Properties which are to be constructed or renovated, provide that construction or renovation must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:
                                                            Estimated Final
      Property                   Estimated Maximum Cost     Completion Date
      --------                   ----------------------     ---------------

      Arvada Property                 $1,152,262            October 13, 1997
      Liberty Property                   764,164            October 13, 1997
      Dearborn Property                  667,305            October 13, 1997
      Enumclaw Property                  843,431            October 13, 1997
      Guadalupe Property               1,452,517            November 12, 1997
      Scottsdale Property                769,863            September 14, 1997
      Bacliff Property                 1,049,420            October 26, 1997
      Indianapolis Property            1,663,194            October 26, 1997
      San Antonio Property               757,069            October 27, 1997
      Baltimore Property               1,378,051            November 2, 1997
      Gambrills Property               1,264,241            November 2, 1997
      Jessup Property                  1,285,243            November 2, 1997
      Lansing Property                 1,033,941            November 2, 1997
      Riverdale Property               1,041,107            November 2, 1997
      Vacaville Property               1,437,474            November 2, 1997
      Waldorf Property                 1,357,356            November 2, 1997
      Springfield Property               633,101            November 2, 1997
      Jacksonville Property            1,681,435            November 2, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) The Company paid for all construction or renovation costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(7) The Company owns the building only for this Property. The Company does not own the underlying land; although, the Company entered into a landlord estoppel agreement with the landlord of the land and a collateral assignment of the ground lease with the lessee in order to provide the Company with certain rights with respect to the land on which the building is located.

(8)   The lease relating to this Property is a land lease only.

(9) The Company entered into a Master Lease Agreement for the Dover Property and eight Pizza Hut Properties previously acquired.

(10) The lessee of the Dearborn and Springfield Properties is the same unaffiliated lessee.

(11) The lessee of the Enumclaw and Bacliff Properties is the same unaffiliated lessee.

(12) The lessee of the Indianapolis, Baltimore, Gambrills, Jessup, Riverdale and Waldorf Properties is the same unaffiliated lessee.

    PRO FORMA ESTIMATE OF TAXABLE INCOME BEFORE DIVIDENDS PAID DEDUCTION OF
                      CNL AMERICAN PROPERTIES FUND, INC.
    GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM APRIL 3, 1997
                              THROUGH MAY 7, 1997
                       FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from April 3, 1997 through May 7, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property. The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.

                                                                        Einstein
                                  Boston Market    Boston Market      Bros. Bagels        Jack in the Box
                                  Arvada, CO (5)  Liberty, MO (5)  Dearborn, MI (5)(6)  Enumclaw, WA (5)(7)
                                  --------------  ---------------  -------------------  -------------------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                        $119,605         $ 79,320           $ 69,266             $ 86,452

Asset Management Fees (2)              (6,844)          (4,535)            (3,959)              (5,055)

General and Administrative
  Expenses (3)                         (7,415)          (4,918)            (4,295)              (5,360)
                                     --------         --------           --------             --------

Estimated Cash Available from
  Operations                          105,346           69,867             61,012               76,037

Depreciation and Amortization
  Expense (4)                         (17,094)          (9,142)            (6,820)             (19,584)
                                     --------         --------           --------             --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company           $ 88,252         $ 60,725           $ 54,192             $ 56,453
                                     ========         ========           ========             ========


                                                See Footnotes

                                                    -16-







                                            Shoney's        Black-eyed Pea    Pizza Hut    Jack in the Box
                                       Guadalupe, AZ (5)  Scottsdale, AZ (5)  Dover, OH   Bacliff, TX (5)(7)
                                       -----------------  ------------------  ---------   ------------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                              $159,777            $105,450       $ 23,560         $107,566

Asset Management Fees (2)                    (8,673)             (4,610)        (1,346)          (6,291)

General and Administrative
  Expenses (3)                               (9,906)             (6,538)        (1,461)          (6,669)
                                           --------            --------       --------         --------

Estimated Cash Available from
  Operations                                141,198              94,302         20,753           94,606

Depreciation and Amortization
  Expense (4)                               (23,195)            (20,757)            -           (17,716)
                                           --------            --------       --------         --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                 $118,003            $ 73,545       $ 20,753         $ 76,890
                                           ========            ========       ========         ========



                                                See Footnotes

                                                    -17-







                                         Boston Market       Boston Market     Boston Market   Boston Market
                                        Indianapolis, IN    San Antonio, TX    Baltimore, MD   Gambrills, MD
                                            (5)(8)                (5)              (5)(8)          (5)(8)
                                        ----------------    ---------------    -------------   -------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                               $172,640            $ 78,584          $143,042       $131,228

Asset Management Fees (2)                     (9,894)             (4,497)           (8,197)        (7,519)

General and Administrative
  Expenses (3)                               (10,704)             (4,872)           (8,869)        (8,136)
                                            --------            --------          --------       --------

Estimated Cash Available from
  Operations                                 152,042              69,215           125,976        115,573

Depreciation and Amortization
  Expense (4)                                (22,648)             (8,626)          (12,066)       (12,086)
                                            --------            --------          --------       --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                  $129,394            $ 60,589          $113,910       $103,487
                                            ========            ========          ========       ========



                                                See Footnotes

                                                    -18-









                                    Boston Market     Boston Market      Boston Market      Boston Market
                                  Jessup, MD (5)(8)  Lansing, MI (5) Riverdale, MD (5)(8) Vacaville, CA (5)
                                  -----------------  --------------- -------------------- -----------------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                          $133,408         $107,323           $108,067           $149,210

Asset Management Fees (2)                (7,644)          (6,146)            (6,190)            (8,550)

General and Administrative
  Expenses (3)                           (8,271)          (6,654)            (6,700)            (9,251)
                                       --------         --------           --------           --------

Estimated Cash Available from
  Operations                            117,493           94,523             95,177            131,409

Depreciation and Amortization
  Expense (4)                           (11,155)         (16,685)           (12,141)           (20,630)
                                       --------         --------           --------           --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company             $106,338         $ 77,838           $ 83,036           $110,779
                                       ========         ========           ========           ========



                                                See Footnotes

                                                    -19-









                                   Boston Market     Einstein Bros. Bagels      Golden Corral
                                Waldorf, MD (5)(8)  Springfield, VA (5)(6)  Jacksonville, FL (5)   Total
                                ------------------  ----------------------  -------------------- ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                        $140,894               $ 65,716               $170,004       $2,151,112

Asset Management Fees (2)              (8,073)                (3,759)                (9,489)        (121,271)

General and Administrative
  Expenses (3)                         (8,735)                (4,074)               (10,540)        (133,368)
                                     --------               --------               --------       ----------

Estimated Cash Available from
  Operations                          124,086                 57,883                149,975        1,896,473

Depreciation and Amortization
  Expense (4)                         (11,666)                  (876)               (28,346)        (271,233)
                                     --------               --------               --------       ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company           $112,420               $ 57,007               $121,629       $1,625,240
                                     ========               ========               ========       ==========



                                                See Footnotes

                                                    -20-







FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(3) Estimated at 6.2% of gross rental income based on the previous experience of Affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of each Property has been depreciated on the straight-line method over 39 years.

(5) The development agreements for the Properties which are to be constructed or renovated, provide that construction or renovation must be completed no later than the dates set forth below:

      Property                      Estimated Final Completion Date
      --------                      -------------------------------

      Arvada Property               October 13, 1997
      Liberty Property              October 13, 1997
      Dearborn Property             October 13, 1997
      Enumclaw Property             October 13, 1997
      Guadalupe Property            November 12, 1997
      Scottsdale Property           September 14, 1997
      Bacliff Property              October 26, 1997
      Indianapolis Property         October 26, 1997
      San Antonio Property          October 27, 1997
      Baltimore Property            November 2, 1997
      Gambrills Property            November 2, 1997
      Jessup Property               November 2, 1997
      Lansing Property              November 2, 1997
      Riverdale Property            November 2, 1997
      Vacaville Property            November 2, 1997
      Waldorf Property              November 2, 1997
      Springfield Property          November 2, 1997
      Jacksonville Property         November 2, 1997

(6) The lessee of the Dearborn and Springfield Properties is the same unaffiliated lessee.

(7) The lessee of the Enumclaw and Bacliff Properties is the same unaffiliated lessee.

(8) The lessee of the Indianapolis, Baltimore, Gambrills, Jessup, Riverdale and Waldorf Properties is the same unaffiliated lessee.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5.     OTHER EVENTS.

                  Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS


                                                                       Page

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of
     December 31, 1996                                                 26

   Pro Forma Consolidated Statement of Earnings
     for the year ended December 31, 1996                              27

   Notes to Pro Forma Consolidated Financial Statements
     for the years ended December 31, 1996                             28

                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through December 31, 1996, including the receipt of $139,247,149 in gross offering proceeds from the sale of 13,924,715 shares of common stock pursuant to a Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, and the application of such proceeds to purchase 94 properties (including 51 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, seven properties which consist of building only and 35 properties consisting of land only), nine of which were under construction at December 31, 1996, to provide mortgage financing to the lessees of the 35 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $55,437,676 in gross offering proceeds from the sale of 5,543,768 additional shares of common stock during the period January 1, 1997 through May 7, 1997, and (iii) the application of such funds and $16,304,845 of cash and cash equivalents at December 31, 1996, to purchase 54 additional properties acquired during the period January 1, 1997 through May 7, 1997 (37 of which are under construction and consist of land and building, three properties which consist of land and building, nine properties which consist of land only and five properties which consist of building only), to provide mortgage financing to the lessee of the nine properties consisting of land only, to pay additional costs for the nine properties under construction at December 31, 1996, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of December 31, 1996, includes the transactions described in (i) above from its historical consolidated balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on December 31, 1996.

      The Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1996, includes the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for the four of the properties that were acquired by the Company during the period January 1, 1996 through May 7, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1996, to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statement of Earnings for the remaining properties acquired by the Company during the period January 1, 1996 through May 7, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996

                                                          Pro Forma
            ASSETS                        Historical     Adjustments      Pro Forma
                                         ------------  ----------------  ------------

Land and buildings on operating
  leases, less accumulated
  depreciation                           $ 60,243,146  $ 47,026,684 (a)  $107,269,830
Net investment in direct
  financing leases (d)                     15,186,686     8,978,557 (a)    24,165,243
Cash and cash equivalents                  42,450,088   (16,304,845)(a)    26,145,243
Receivables                                   160,675                         160,675
Mortgage notes receivable                  13,389,607     4,200,000 (a)
                                                            (19,400)(a)
                                                            226,800 (c)    17,797,007
Organization costs, less
  accumulated amortization                     13,682                          13,682
Loan costs, less accumulated
  amortization                                 32,499                          32,499
Accrued rental income                         422,076                         422,076
Other assets                                2,926,589      (353,029)(a)
                                                           (466,405)(b)
                                                           (226,800)(c)     1,880,355
                                         ------------  ------------      ------------

                                         $134,825,048  $ 43,061,562      $177,886,610
                                         ============  ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                           $  3,521,816                    $  3,521,816
  Accrued interest payable                     13,164                          13,164
  Accrued construction costs payable        6,587,573  $ (6,587,573)(a)            -
  Accounts payable and other accrued
    expenses                                   79,817                          79,817
  Due to related parties                      997,084                         997,084
  Rents paid in advance                       118,900                         118,900
  Deferred rental income                      335,849         7,018 (a)       342,867
  Other payables                               15,117                          15,117
                                         ------------  ------------      ------------
      Total liabilities                    11,669,320    (6,580,555)        5,088,765
                                         ------------  ------------      ------------

Minority interest                             288,301                         288,301
                                         ------------  ------------      ------------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and unissued
    3,000,000 shares                               -                               -
  Excess shares, $.01 par value per
    share.  Authorized and unissued
    23,000,000 shares                              -                               -
  Common stock, $.01 par value per
    share.  Authorized 20,000,000
    shares; issued and outstanding
    13,944,715 shares; issued and
    outstanding, as adjusted,
    19,488,483 shares                         139,447        55,438 (a)       194,885
  Capital in excess of par value          123,687,929    50,053,084 (a)
                                                           (466,405)(b)   173,274,608
  Accumulated distributions in
    excess of net earnings                   (959,949)                       (959,949)
                                         ------------  ------------      ------------
                                          122,867,427    49,642,117       172,509,544
                                         ------------  ------------      ------------

                                         $134,825,048  $ 43,061,562      $177,886,610
                                         ============  ============      ============


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1996


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------   --------------  ----------

Revenues:
  Rental income from
    operating leases                  $3,717,886   $   60,938 (1)  $3,778,824
  Earned income from
    direct financing leases (2)          625,492       34,282 (1)     659,774
  Contingent rental income                13,920                       13,920
  Interest income from
    mortgage notes receivable          1,069,349                    1,069,349
  Other interest and income              780,037      (24,348)(3)     755,689
                                      ----------   ----------      ----------
                                       6,206,684       70,872       6,277,556
                                      ----------   ----------      ----------

Expenses:
  General operating and
    administrative                       542,564                      542,564
  Professional services                   58,976                       58,976
  Asset and mortgage management
    fees to related party                251,200        5,444 (4)     256,644
  State and other taxes                   56,184        1,218 (5)      57,402
  Depreciation and amortization          521,871        6,537 (6)     528,408
                                      ----------   ----------      ----------
                                       1,430,795       13,199       1,443,994
                                      ----------   ----------      ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture           4,775,889       57,673       4,833,562

Minority Interest in Income of
  Consolidated Joint Venture             (29,927)                     (29,927)
                                      ----------   ----------      ----------

Net Earnings                          $4,745,962   $   57,673      $4,803,635
                                      ==========   ==========      ==========

Earnings Per Share of
  Common Stock (7)                    $      .59                   $     0.60
                                      ==========                   ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                      8,071,670                    8,071,670
                                      ==========                   ==========


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $55,437,676 from the issuance of 5,543,768 shares of common stock during the period January 1, 1997 through May 7, 1997, the receipt of $7,018 of rental income during construction (capitalized as deferred rental income), the receipt of $19,400 of deferred financing income (loan origination and commitment fees, net of legal fees) from the $4,200,000 mortgage financing described below, and $16,304,845 of cash and cash equivalents used (i) to acquire 54 properties for $49,178,478, of which five properties consist of building only, nine properties consist of land only and 40 properties consist of land and building, (ii) to fund estimated construction costs of $10,566,612 ($6,587,573 of which was accrued as construction costs payable at December 31, 1996) relating to nine wholly-owned properties under construction at December 31, 1996, (iii) to pay acquisition fees of $2,494,695 and reclassify from other assets $353,029 of acquisition fees previously incurred relating to the acquired properties, (iv) to pay selling commissions and offering expenses (stock issuance costs) of $5,329,154, which have been netted against capital in excess of par value and (v) to provide mortgage financing in the amount of $4,200,000 to the lessee of the nine properties consisting of land only.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet - Continued:

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                                     Estimated
                                                  purchase price
                                                 (including con-
                                                  struction and       Acquisition
                                                  closing costs)          fees
                                                  and additional       allocated
                                                construction costs    to property       Total
                                                ------------------    -----------    -----------

      Jack in the Box in Las Vegas, NV              $ 1,247,333       $    66,822    $ 1,314,155
      Jack in the Box in Los Angeles, CA              1,396,771            74,827      1,471,598
      Jack in the Box in Moscow, ID                     909,814            48,740        958,554
      Jack in the Box in Kent, WA                     1,258,871            67,439      1,326,310
      Jack in the Box in Hollister, CA                1,060,819            56,830      1,117,649
      Jack in the Box in Kingsburg, CA                1,000,073            53,575      1,053,648
      Shoney's in Indian Harbour Beach, FL              642,870            34,440        677,310
      Jack in the Box in Murietta, CA                   951,485            50,973      1,002,458
      Jack in the Box in Humble, TX                     882,362            47,270        929,632
      Golden Corral in Winchester, KY                 1,150,645            61,640      1,212,285
      Burger King in Kent, OH                           872,861            46,761        919,622
      Burger King in Chattanooga, TN                  1,110,330            59,482      1,169,812
      Denny's in Tampa, FL                            1,033,787            55,381      1,089,168
      Jack in the Box in Palmdale, CA                 1,124,244            60,228      1,184,472
      Jack in the Box in Houston, TX                    860,735            46,110        906,845
      Golden Corral in Hopkinsville, KY               1,252,931            67,121      1,320,052
      Jack in the Box in Houston, TX                    904,945            48,479        953,424
      Black-eyed Pea in Bedford, TX                     619,336            33,179        652,515
      Black-eyed Pea in Dallas, TX                      619,320            33,178        652,498
      Black-eyed Pea in Ft. Worth, TX                   619,323            33,178        652,501
      Black-eyed Pea in Oklahoma City, OK               616,022            33,001        649,023
      Eight Pizza Huts (land only) in Ohio
        and West Virginia                             1,575,622            84,408      1,660,030
      Jack in the Box in Oxnard, CA                   1,244,340            66,661      1,311,001
      Bennigan's in Arvada, CO                        1,907,025           102,162      2,009,187
      Boston Market in Cedar Park, TX                   820,389            43,949        864,338
      Boston Market in Collinsville, IL                 786,924            42,157        829,081
      Boston Market in Taylorsville, UT               1,296,749            69,469      1,366,218
      Burger King in Ooltewah, TN                     1,200,786            64,328      1,265,114
      Boston Market in Arvada, CO                     1,140,718            61,110      1,201,828
      Boston Market in Liberty, MO                      755,854            40,492        796,346
      Einstein Bros. Bagels in Dearborn, MI             659,867            35,350        695,217
      Jack in the Box in Enumclaw, WA                   842,431            45,130        887,561
      Shoney's in Guadalupe, AZ                       1,445,517            77,438      1,522,955
      Black-eyed Pea in Scottsdale, AZ                  768,363            41,162        809,525
      Pizza Hut in Dover, OH                            224,378            12,020        236,398
      Jack in the Box in Bacliff, TX                  1,048,420            56,165      1,104,585
      Boston Market in Indianapolis, IN               1,648,988            88,339      1,737,327
      Boston Market in San Antonio, TX                  749,581            40,156        789,737
      Boston Market in Baltimore, MD                  1,366,123            73,185      1,439,308
      Boston Market in Gambrills, MD                  1,253,116            67,131      1,320,247
      Boston Market in Jessup, MD                     1,273,959            68,248      1,342,207
      Boston Market in Lansing, MI                    1,024,386            54,878      1,079,264
      Boston Market in Riverdale, MD                  1,031,598            55,264      1,086,862
      Boston Market in Vacaville, CA                  1,424,970            76,338      1,501,308
      Boston Market in Waldorf, MD                    1,345,516            72,081      1,417,597
      Einstein Bros. Bagels in Springfield, VA          626,546            33,565        660,111
      Golden Corral in Jacksonville, FL               1,581,435            84,721      1,666,156
      Nine wholly owned properties under
        construction at December 31, 1996             3,979,039           213,163      4,192,202
                                                    -----------       -----------    -----------

                                                    $53,157,517       $ 2,847,724    $56,005,241
                                                    ===========       ===========    ===========

      Adjustment classified as follows:
          Land and buildings on operating leases                                     $47,026,684
          Net investment in direct financing leases                                    8,978,557
                                                                                     -----------

                                                                                     $56,005,241
                                                                                     ===========

                                      -29-










                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet - Continued:

(b) Represents reclassification of deferred stock issuance costs totalling $466,405 at December 31, 1996, to stock issuance costs which have been netted against capital in excess of par value.

(c) Represents reclassification of acquisition fees totalling $226,800 from other assets to mortgage notes receivable relating to the $4,200,000 mortgage financing transaction described in (a) above.

(d) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

Pro Forma Consolidated Statement of Earnings:

(1) Represents rental income from operating leases and earned income from direct financing leases for four of the properties acquired during the period January 1, 1996 through May 7, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1996, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the four Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.

                                                            Date Pro Forma
                                             Date Placed    Property Became
                                             in Service     Operational as
                                           By the Company   Rental Property
                                           --------------   ---------------

            Denny's in Grand Rapids, MI      March 1996      January 1996

            Denny's in McKinney, TX           June 1996       January 1996

            Boston Market in Merced, CA     October 1996       July 1996

            Boston Market in
              St. Joseph, MO                December 1996      June 1996

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned
      income.   The unearned income is amortized over the lease terms to
      provide a constant

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Statement of Earnings - Continued:

      rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the year ended December 31, 1996.

(2) See Note (d) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996, through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the year ended December 31, 1996.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996 through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $2,723,000 for the Pro Forma Properties for the year ended December 31,
      1996), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately two percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the year ended December 31, 1996.

ITEM 8.     CHANGE IN FISCAL YEAR.

                  Not applicable.


                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL AMERICAN PROPERTIES FUND, INC.


Dated:  May 27, 1997                By:   /s/ Robert A. Bourne
                                          ---------------------------
                                          ROBERT A. BOURNE, President